UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2019

GIGCAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2479 E. Bayshore Rd., Suite 200 Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIG	The NYSE Stock Market LLC
Warrants to receive one share of Common Stock	GIG.WS	The NYSE Stock Market LLC
Right to receive one-tenth of one share of Common Stock	GIGr	The NYSE Stock Market LLC
Units, each consisting of one share of Common Stock, one right and three-fourths of one warrant	GIG.U	The NYSE Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on June 10, 2019, GigCapital, Inc., a Delaware corporation (the “Company”) issued four non-convertible unsecured promissory notes (each, an “Extension Note” and collectively the “Extension Notes”) in the aggregate principal amount of $240,000.00, as follows: (i) $174,643.99 issued to GigAcquisitions, LLC, a Delaware limited liability company (our “Sponsor”), (ii) $43,578.25 to Cowen Investments II LLC, a Delaware limited liability company (“Cowen Investments”), (iii) $19,599.94 to Irwin Silverberg, an individual and affiliate of Cowen Investments (“Silverberg”) and (iv) $2,177.82 to Jeffrey Bernstein, an individual and affiliate of Cowen Investments (“Bernstein”, and collectively with Sponsor, Cowen Investments, and Silverberg, our “Founders”). The Founders deposited such funds into the Company’s trust account (the “Trust Account”), as described in the prospectus filed by the Company in connection with the Company’s initial public offering. The Extension Notes were issued in connection with the approval of an amendment to the Company’ Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”) extending the time for the Company to complete its initial business combination to December 12, 2019 (the “Extension”), and constitutes the first monthly contribution as a loan of $240,000 to the Trust Account (the “Contribution”) as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2019.

Also as previously disclosed, on June 10, 2019, the Company issued an additional four convertible unsecured promissory notes (each, a “Working Capital Note” and collectively the “Working Capital Notes”) in the aggregate principal amount of $91,666.67, as follows: (i) $66,704.30 to our Sponsor, (ii) $16,644.47 issued to Cowen Investments, (iii) $7,486.09 to Silverberg, and (iv) $831.81 to Bernstein. The Working Capital Notes were issued to provide the Company with additional working capital during the Extension, and will not be deposited into the Trust Account. The Company issued the Working Capital Notes in consideration for loans from the payees to fund the Company’s working capital requirements. The convertible notes are convertible at the payee’s election upon the consummation of the Business Combination. Upon such election, the convertible notes will convert, at a price of $10.00 per unit, into units identical to the private placement units issued in connection with the Company’s initial public offering, except that the private placement warrants which comprise a part of the private placement units issued to Cowen Investments, Silverberg, and Bernstein, so long as they are held by Cowen Investments, Silverberg, and Bernstein, respectively, or any of their related persons under FINRA rules, will expire five years from the effective date of the Company’s registration statement, or earlier upon the Company’s liquidation.

As previously disclosed in the Company’s Current Report on Form 8-K as filed with the SEC on July 10, 2019, in connection with the second monthly Contribution on July 10, 2019, the Founders deposited an additional aggregate $240,000.00 into the Trust Account, and the Company cancelled the original Extension Notes dated June 10, 2019 and reissued each of the Extension Notes to include the aggregate of both the first and second monthly Contribution amounts for each payee. Additionally, on July 10, 2019, in connection with the second monthly Contribution and resulting Extension, an additional aggregate $64,932.77 of working capital was loaned to the Company by our Founders, and as a result the Company cancelled the original Working Capital Notes dated June 10, 2019 and reissued the Working Capital Notes to include the aggregate of both the first and second working capital loans to the Company for each payee.

As previously disclosed in the Company’s Current Reports on Form 8-K as filed with the SEC on August 12, 2019 and September 9, 2019, in connection with the obligations to fund additional loans for the Extension, as well as to provide for the Company’s working capital needs during the Extension, the Founders on August 9, 2019 assigned to various parties these obligations. As consideration for such assumption each of the Founders offered shares of common stock that they each held in the Company. Accepting such assignment were three of the Founders and certain members of GigAcquisitions, LLC. On August 9, 2019, those three Founders loaned the Company an additional aggregate of $204,302.18, of which $102,151.09 was deposited into the Trust Account for the third monthly Contribution, and the remaining $102,151.09 was deposited into the Trust Account for the fourth monthly Contribution on September 9, 2019. On August 9, 2019, the Company cancelled the previously reissued Extension Notes dated July 10, 2019 to these three Founders and reissued such Extension Notes to include the aggregate of the first, second, third, and fourth monthly Contribution amounts. In addition, the Company issued new Extension Notes in the aggregate amount of $275,697.82 to those certain members of GigAcquisitions, LLC who were part of the group that assumed the obligations set forth above, of which $137,848.91 was deposited into the Trust Account (for total deposits on August 9, 2019 into the Trust Account of $240,000), and the remaining $137,848.91 was deposited into the Trust Account for the fourth monthly Contribution on September 9, 2019 (for a total deposit on September 9, 2019 into the Trust Account of $240,000). Additionally, on August 9, 2019, in connection with the third and fourth monthly Contributions and resulting Extension, an additional aggregate of $107,499.82 of working capital was loaned to the Company by three of our Founders, and as a result the Company cancelled certain of the reissued Working Capital Notes and reissued such Working Capital Notes to include the aggregate of both the first, second, and third working capital loans to the Company for each such payee. The Company also issued new Working Capital Notes in the aggregate amount of $145,068.37 to those certain members of GigAcquisitions, LLC who were part of the group that assumed the obligations set forth above.

As previously disclosed, on August 9, 2019, with the assumption of the obligations set forth above, and the consideration from all of the Founders of shares of common stock of the Company, and based upon which parties actually assumed these obligations and received such consideration, the net result is that GigAcquisitions, LLC transferred an aggregate of 799,600 shares of common stock of the Company to the three other Founders, GigFounders, LLC, and certain other members of GigAcquisitions, LLC.

As previously disclosed in the Company’s Form 8-K as filed with the SEC on October 15, 2019, in connection with the Extension, on October 11, 2019, in connection with the obligations to fund additional loans for the Extension, as well as to provide for the Company’s working capital needs during the Extension, the Founders again assigned to these same parties these obligations. As consideration for such assumption each of the Founders offered shares of common stock that they each held in the Company. Accepting such assignment were three of the Founders and certain members of GigAcquisitions, LLC. On October 11, 2019, these three founders loaned the Company an additional aggregate $90,711.10 which was deposited into the Trust Account for the fifth monthly Contribution. On October 11, 2019, the Company cancelled the previously reissued Extension Notes dated August 9, 2019 to these three Founders and reissued such Extension Notes to include the aggregate of the first through fifth monthly Contribution Amounts. In addition, on October 11, 2019, those same certain members of GigAcquisitions, LLC who had previously assumed the obligations set forth above loaned the Company an additional aggregate $149,288.90 for the fifth monthly Contribution, for a total deposit into the Trust Account of $240,000.00. The Company cancelled the previously issued Extension Notes to these same certain members of GigAcquisitions, LLC dated August 9, 2019, and reissued such Extension Notes to include the aggregate of their third, fourth, and fifth Contribution amounts.

Additionally, as previously disclosed, on October 11, 2019, in connection with the fifth monthly Contribution and resulting Extension, an additional aggregate of $291,694.08 of working capital was loaned to the Company by three of our Founders and those certain members of GigAcquisitions, LLC who were part of the group that assumed the obligations set forth above, and as a result, the Company cancelled certain of the reissued Working Capital Notes and reissued such Working Capital Notes to include the aggregate of each such respective payee’s working capital loans to the Company to date. With the assumption of the obligations set forth above, and the consideration from all of the Founders of shares of common stock of the Company, and based upon which parties actually assumed these obligations and received such consideration, the net result is that GigAcquisitions, LLC transferred an aggregate of 91,347 shares of common stock of the Company to the three other Founders, GigFounders, LLC, and certain other members of GigAcquisitions, LLC on October 11, 2019.

On November 12, 2019, in connection with the sixth monthly Contribution and resulting Extension, the Founders again assigned to these same parties these obligations. As consideration for such assumption each of the Founders offered shares of common stock that they held in the Company. Accepting such assignment were three of the Founders and certain members of GigAcquisitions, LLC. On November 12, 2019, these three Founders loaned the Company an additional aggregate $102,150.95, which was deposited into the Trust Account for the sixth monthly Contribution. On November 12, 2019, the Company cancelled the previously issued Extension Notes dated October 11, 2019 to these three Founders and reissued such Extension Notes to include the aggregate of the first through sixth monthly Contribution Amounts. In addition, on November 12, 2019, those same certain members of GigAcquisitions, LLC who had previously assumed the obligations set forth above loaned the Company an additional aggregate $137,849.05 for the sixth monthly Contribution, for a total deposit into the Trust Account of $240,000.00. The Company cancelled the previously issued Extension Notes to these same certain members of GigAcquisitions, LLC dated October 11, 2019, and reissued such Extension Notes to include the aggregate of their third, fourth, fifth, and sixth Contribution Amounts. With the assumption of the obligations set forth above, and the consideration from all of the Founders of shares of common stock of the Company, and based upon which parties actually assumed these obligations and received such consideration, the net result is that GigAcquisitions, LLC transferred an aggregate of 51,750 shares of common stock of the Company to the three other Founders, GigFounders, LLC, and certain other members of GigAcquisitions, LLC on November 12, 2019.

The previously reissued Working Capital Notes as issued on October 11, 2019 remain outstanding and no additional working capital loans were made as of November 12, 2019.

The Extension Notes and Working Capital Notes bear no interest and are repayable in full upon the consummation of the Company’s previously announced business combination disclosed in its Current Report on Form 8-K as filed with the SEC on February 26, 2019 and definitive proxy statement on Schedule 14A as filed with the SEC on November 8, 2019.

The table below sets forth the breakdown of the cancelled Extension Notes and reissued Extension Notes, issued to each of the respective payees on November 12, 2019:

	Cancelled Extension Notes (Non-Convertible Notes)	Reissued Extension Notes (Non-Convertible Notes)
Cowen Investments II LLC	$326,298.04	$394,410.51
Irwin Silverberg	$155,715.09	$186,349.65
Jeffrey Bernstein	$17,302.05	$20,705.97
GigFounders, LLC	$216,703.12	$286,993.09
Thomas I. Unterberg	$83,312.92	$110,336.55
Thomas I. Unterberg & Ann H. Unterberg ttees Thomas I Unterberg Declaration of Trust u/a/d 8/7/96	$62,485.00	$82,752.72
Thomas I Unterberg ttee Emily U Satloff Family Trust u/a/d 3/25/93	$20,828.56	$27,584.47
Thomas I Unterberg ttee Ellen U Celli Family Trust u/a/d 3/22/93	$20,828.56	$27,584.47
Ann H. Unterberg	$20,828.56	$27,584.47
Total	$924,301.90	$1,164,301.90

Reissued Working Capital Notes which remain outstanding as issued on October 11, 2019:

Reissued Working Capital Notes (Convertible Notes)
Cowen Investments II LLC	$181,568.21
Irwin Silverberg	$92,551.01
Jeffrey Bernstein	$10,283.83
GigFounders, LLC	$166,490.88
Thomas I. Unterberg	$64,008.48
Thomas I. Unterberg & Ann H. Unterberg ttees Thomas I Unterberg Declaration of Trust u/a/d 8/7/96	$48,006.39
Thomas I Unterberg ttee Emily U Satloff Family Trust u/a/d 3/25/93	$16,002.24
Thomas I Unterberg ttee Ellen U Celli Family Trust u/a/d 3/22/93	$16,002.24
Ann H. Unterberg	$16,002.24
Total	$610,915.52

In addition, the reissued Extension Note and Working Capital Note for GigAcquisitions, LLC as issued on July 10, 2019 in the amounts of $275,698.10 and $89,946.19, respectively, remain outstanding.

The form of Extension Note and Working Capital Note were previously filed as Exhibit 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K as filed with the SEC on June 10, 2019, and are incorporated herein by reference.

Item 8.01	Other Events.

The disclosure set forth above in Item 2.03 of this Current Report on Form 8-K regarding the further monthly Contribution and the issuance of the Extension Notes is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Extension Promissory Note (Previously filed as Exhibit 10.1 to the Current Report on Form 8-K as filed with the SEC on June 10, 2019.)

10.2	Form of Working Capital Promissory Note (Previously filed as Exhibit 10.2 to the Current Report on Form 8-K as filed with the SEC on June 10, 2019.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2019

By:	/s/ Dr. Avi S. Katz
Name:	Dr. Avi S. Katz
Title:	Chief Executive Officer, President and Executive Chairman of the GigCapital, Inc. Board